                                                                   Exhibit 3-211
--------------------------------------------------------------------------------

                                                            STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 11/10/1992
                                                          702315016 - 2315470


                       CERTIFICATE OF LIMITED PARTNERSHIP

                                       OF

                   MERCERVILLE ASSOCIATES OF NEW JERSEY, L.P.
                   ------------------------------------------


   This Certificate of Limited Partnership is being executed on November 10, 1992, for the purpose of forming a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act.

   NOW, THEREFORE, the undersigned hereby certifies as follows:

   1. Name. The name of the limited partnership is Mercerville Associates of New Jersey, L.P. (the "Partnership").

   2. Registered Office and Registered Agent. The registered office of the Partnership in the State of Delaware is located at 15 North Street, Dover, Delaware 19901.

   The name of the registered agent of the Partnership for service of process at such address is National Corporate Research, Ltd.

   3. Name and Business Address of General Partner. The name of the general partner is Breyut Convalescent Center, Inc. a New Jersey corporation, having a mailing address of 411 Hackensack Avenue, Hackensack, New Jersey 07601.

   IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed on the day and year first above written.


                                                GENERAL PARTNER:
                                                BREYUT CONVALESCENT CENTER, INC.
                                                --------------------------------

                                           By: /s/ Daniel E. Straus
                                               ---------------------------------
                                                      (Name and Title)
                                                   Daniel E. Straus, President

    STATE OF DELAWARE
   SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 10:00 AM 06/02/1998
   981210453 - 2315470


                            CERTIFICATE OF AMENDMENT

                                     TO THE

                       CERTIFICATE OF LIMITED PARTNERSHIP

                                       OF

                   MERCERVILLE ASSOCIATES OF NEW JERSEY, L.P.


   The undersigned, desiring to amend the Certificate of Limited Partnership of Mercerville Associates of New Jersey, L.P. pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership act of the State of Delaware, does hereby certify as follows:

   FIRST: The name of the Limited Partnership is Mercerville Associates of New Jersey, L.P.

   SECOND: Article Two of the Certificate of Limited Partnership shall be amended as follows:

   "The Partnerships registered office in the State of Delaware is located at c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, 19801. The registered agent of the Partnership for service at such address is The Corporation Trust Company."

   IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this Fifteenth day of May, 1998.


                                      Mercerville Associates of New Jersey, L.P.

                                             By: /s/ James V. McKeon
                                                --------------------------------
                                                 *** Name of General Partner ***
                                                James V. McKeon, V.P. of Breyut
                                                Convalescent Center, L.L.C., The
                                                General Partner of Mercerville
                                                Associates of New Jersey, L.P.

                                                         State of Delaware
                                                        Secretary of State
                                                     Division of Corporations
                                                   Delivered 07:43 PM 11/25/2003
                                                     FILED 04:30 PM 11/25/2003
                                                    SRV 030760420 - 2315470 FILE


                            CERTIFICATE OF AMENDMENT

                                       TO
                       CERTIFICATE OF LIMITED PARTNERSHIP

                                       OF

                   MERCERVILLE ASSOCIATES OF NEW JERSEY, L.P.


   It is hereby certified that:

   FIRST: The name of the limited partnership (the "Partnership") is Mercerville Associates of New Jersey, L.P.

   SECOND: Pursuant to the provisions of the Delaware Revised Uniform Limited Partnership Act 6 Del.C. ss.17-202, Article 3 of the Certificate of Limited Partnership of Mercerville Associates of New Jersey, L.P. is hereby amended to read as follows:

   "3: The Name and Business Address of General Partner:
    The name of the present partner is Breyut Convalescent Center,L.L.C., a New Jersey limited liability company, having a mailing address of c/o Genesis HealthCare Corporation, 101 East State Street, Kennett Square, PA 19348."

   The undersigned, the general partner of the Partnership, executed this Certificate of Amendment as of the 24th day of November, 2003.


                                  BREYUT CONVALESCENT CENTER, L.L.C.

                                  By: Century Care Management, Inc., its manager

                                 By: /s/ George V. Hager, Jr.
                                     -------------------------------------------
                                     Name: George V. Hager, Jr.
                                     Title: Chief Executive Officer